Transactions with related parties	6 Months Ended
Jun. 30, 2018
Transactions with related parties [abstract]
Transactions with related parties
8. Transactions with related parties
A Group subsidiary has provided an uncommitted overnight credit facility to the Novartis Pension Fund, Switzerland, for up to USD 500 million at USD Fed Fund rate. This credit facility has not been utilized during the year and there are no outstanding balances.